UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2013

AVAYA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4655 Great America Parkway Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 8, 2013, Avaya Inc. (the “Company”) issued a press release announcing its financial results for fiscal third quarter 2013 ended June 30, 2013. The full text of the press release is furnished as Exhibit 99.1. As previously announced, the Company will host a conference call to discuss its financial results at 5:00 p.m. EDT on August 8, 2013. A copy of the presentation materials to be referenced in the conference call is furnished as Exhibit 99.2 and will be available on the Company’s investor relations website at http://investors.avaya.com.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated August 8, 2013, entitled “Avaya Reports Third Fiscal Quarter 2013 Results”

99.2	Presentation to Investors, dated August 8, 2013, entitled “Avaya Q3 2013 Earnings Call”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: August 8, 2013	By:	/s/ David Vellequette
		Name:	David Vellequette
		Title:	Chief Financial Officer